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                                                                    EXHIBIT 23.1

                        Consent of Independent Auditors

We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-67951) of DevX Energy, Inc. of our report dated March 1, 2001, with respect to the consolidated financial statements of DevX Energy, Inc. (formerly Queen Sand Resources, Inc.) included in this Annual Report (Form 10-K) for the year ended December 31, 2000.

                                        /s/ Ernst & Young LLP


Dallas, Texas
March 26, 2000